SUMMARY PROSPECTUS

BRANDYWINEGLOBAL – DYNAMIC US LARGE CAP VALUE ETF

Franklin Templeton ETF Trust
February 1, 2023

Ticker:	Exchange:
DVAL	The Nasdaq Stock Market LLC

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated February 1, 2023, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

BRANDYWINEGLOBAL – DYNAMIC US LARGE CAP VALUE ETF
SUMMARY PROSPECTUS

Fund Summary

Investment Goal

Long-term capital appreciation by quantitatively investing in U.S. equities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. You may also incur other fees, such as usual and customary brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example that follows.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees[1]	0.49%
Distribution and/or service (12b-1) fees	None
Other expenses[2]	None
Total annual Fund operating expenses	0.49%

1. Management fees of the Fund have been restated to reflect current fiscal year fees as a result of a decrease in the Fund’s contractual management fee rate effective on February 1, 2023. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater.

2. Other expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate

2	Summary Prospectus	franklintempleton.com

BRANDYWINEGLOBAL – DYNAMIC US LARGE CAP VALUE ETF
SUMMARY PROSPECTUS

higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the predecessor mutual fund’s (defined below) portfolio turnover rate was 124% of the average value of its portfolio.

Principal Investment Strategies

The portfolio managers use a proprietary quantitative model to identify investments for the Fund. To identify investments, the model evaluates multiple quantitative characteristics for each potential stock investment and applies specific rules to select stocks for investment based on these characteristics. The sub-advisor’s quantitative model seeks to identify stocks that appear to have upside potential and relatively low downside risk relative to the Russell 1000 Value Index. The quantitative model analyzes factors regarding a stock’s valuation and quality, as well as market sentiment toward a stock, to select stocks that may have the potential to outperform the Russell 1000 Value Index. The Fund seeks to do this by purchasing stocks that the sub-advisor’s proprietary quantitative model identifies as having low valuations and appropriate quantitative characteristics for the market environment. The quantitative factors are selected based on prevailing market conditions and include, among other things, earnings quality and profitability, investor sentiment, and management’s utilization of capital.

The Fund will typically invest in a stock when it meets the large capitalization threshold and its historical price-to-earnings or price-to-book ratios relative to the large-cap segment of the U.S. equity market indicate a potentially attractive valuation and the quantitative model ranks it with a high multi-factor score. The Fund will typically sell a stock when its multi-factor score reaches a sell target set by the quantitative model, its historical price-to-earnings and price-to-book ratios relative to the large-cap segment of the U.S. equity market, exceed the upper thresholds, or its market capitalization falls below the Fund's large capitalization definition.

The Fund will only invest in U.S. traded companies, which may include companies incorporated outside the U.S. which conduct a significant portion of their activities in the U.S. and are considered U.S. companies in the Russell U.S. indices. Under normal market conditions, the Fund invests at least 80% of its net assets in issuers domiciled, or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies or other instruments with similar economic characteristics. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000® Index (the

franklintempleton.com	Summary Prospectus	3

BRANDYWINEGLOBAL – DYNAMIC US LARGE CAP VALUE ETF
SUMMARY PROSPECTUS

“Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of November 30, 2022, the median market capitalization of a company in the Index was approximately $13.26 billion and the dollar-weighted average market capitalization of the companies in the Index was approximately $434.27 billion.

The Fund may have significant positions in particular sectors from time to time. As of December 31, 2022, the top two sectors represented by the Fund’s investments were financials and information technology. These sectors may change over time. In addition, the Fund may engage in active and frequent trading to achieve its investment goal.

Principal Risks

You could lose money by investing in the Fund. ETF shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), trading price, yield, total return and ability to meet its investment goal. Unlike many ETFs, the Fund is not an index-based ETF.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, volatility in consumer demand for certain products, defaults and credit ratings downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

4	Summary Prospectus	franklintempleton.com

BRANDYWINEGLOBAL – DYNAMIC US LARGE CAP VALUE ETF
SUMMARY PROSPECTUS

Value Style Investing A value stock may not increase in price as anticipated by the sub-advisor if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the sub-advisor believes will increase the price of the security do not occur or do not have the anticipated effect.

Quantitative Models The quantitative models that may be used by the sub-advisor as part of the Fund's portfolio construction process to identify investment opportunities have been tested on historical price data. These models are based on the assumption that price movements in most markets display similar patterns. There is the risk that market behavior will change and that the patterns upon which the forecasts in the models are based will weaken or disappear, which would reduce the ability of the models to generate an excess return. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without the sub-advisor recognizing that fact before substantial losses are incurred. Successful operation of a model is also reliant upon the information technology systems of the sub-advisor and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. There can be no assurance that the sub-advisor will be successful in maintaining effective and operational quantitative models and the related hardware and software systems.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

The Fund may focus in the financials sector. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

The Fund may also focus in the information technology sector. The information technology sector has historically been volatile due to the rapid pace of product change and development within the sector. Companies in the information technology sector may be affected by worldwide technological developments, the success of their products and services (which may be outdated quickly), anticipated

franklintempleton.com	Summary Prospectus	5

BRANDYWINEGLOBAL – DYNAMIC US LARGE CAP VALUE ETF
SUMMARY PROSPECTUS

products or services that are delayed or cancelled, and investor perception of the company and/or its products or services. Information technology companies may also be affected by legislation or changes in government regulation and policies.

Large Capitalization Companies Large capitalization companies may fall out of favor with investors based on market and economic conditions. Large capitalization companies may underperform relative to small and mid capitalization companies because they may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management The Fund is subject to management risk because it is an actively managed ETF. The Fund's sub-advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Portfolio Turnover The sub-advisor will sell a security when it believes it is appropriate to do so, regardless of how long the Fund has held the security. The Fund's portfolio turnover rate may exceed 100% per year because of the anticipated use of certain investment strategies. The rate of portfolio turnover will not be a limiting factor for the sub-advisor in making decisions on when to buy or sell securities. High turnover will increase the Fund's transaction costs and may increase your tax liability if the transactions result in capital gains.

Market Trading The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The sub-advisor cannot predict whether shares will trade above (premium), below (discount) or at NAV.

Authorized Participant Concentration Only an authorized participant (Authorized Participant) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

6	Summary Prospectus	franklintempleton.com

BRANDYWINEGLOBAL – DYNAMIC US LARGE CAP VALUE ETF
SUMMARY PROSPECTUS

Small Fund When the Fund's size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange.

Large Shareholder Certain shareholders, including other funds or accounts advised by the investment manager, sub-advisor or an affiliate of the investment manager or sub-advisor, may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the investment manager, sub-advisor or an affiliate of the investment manager or sub-advisor, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Cybersecurity Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager, the sub-advisor, authorized participants, or index providers (as applicable) and listing exchanges, and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming shares or receiving distributions. The investment manager and the sub-advisor have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund, the investment manager or the sub-advisor. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager, the sub-

franklintempleton.com	Summary Prospectus	7

BRANDYWINEGLOBAL – DYNAMIC US LARGE CAP VALUE ETF
SUMMARY PROSPECTUS

advisor and their service providers are subject to the risk of cyber incidents occurring from time to time.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund adopted the performance of the BrandywineGLOBAL—Dynamic US Large Cap Value Fund (the “predecessor mutual fund”) as the result of a reorganization of the predecessor mutual fund into the Fund that was effective after the market close on October 28, 2022 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The returns shown for periods ending on or prior to October 28, 2022 are those of the predecessor mutual fund (except as noted below). The bar chart shows changes in the Fund’s (and the predecessor mutual fund’s) performance from year to year (predecessor mutual fund performance is represented by the performance of the predecessor mutual fund’s Class IS Shares). The table shows how the Fund’s (and the predecessor mutual fund’s) average annual returns (in the case of the predecessor mutual fund, the average annual returns of the predecessor mutual fund’s Class IS Shares) for 1 year, 5 years and 10 years compared with those of a broad measure of market performance and a secondary index with characteristics relevant to the Fund.

The predecessor mutual fund was the successor to an unregistered private fund (the “predecessor private fund” and, together with the predecessor mutual fund, the “predecessor funds”), as described in greater detail below. Performance prior to October 31, 2014, in the bar chart and the table is that of the predecessor private fund. Had the predecessor funds been structured as an ETF, their performance may have differed. The Fund’s (and the predecessor funds’) past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The performance in the accompanying bar chart and table prior to the predecessor mutual fund’s inception is that of the predecessor private fund. On October 31, 2014, the predecessor private fund transferred its assets to the predecessor mutual fund in exchange for the predecessor mutual fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the predecessor mutual fund were in all material respects equivalent to those of the predecessor private fund. In addition, the predecessor private fund’s portfolio managers were the portfolio managers of the predecessor mutual fund. As a mutual fund registered under the Investment Company Act of 1940 (1940 Act), the predecessor mutual fund was subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended (Code) to which the predecessor private fund

8	Summary Prospectus	franklintempleton.com

BRANDYWINEGLOBAL – DYNAMIC US LARGE CAP VALUE ETF
SUMMARY PROSPECTUS

was not subject. Had the predecessor private fund been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance could have been adversely affected, but these restrictions were not expected to have a material effect on the predecessor mutual fund’s investment program. The performance information for the predecessor private fund reflects the gross expenses of the predecessor private fund adjusted to reflect the higher fees and expenses of Class IS shares of the predecessor mutual fund. The performance is shown net of an annual management fee of 0.55% and other expenses of 0.10% which reflects the application of the predecessor mutual fund’s Class IS shares’ expense limitation agreement. If the expense limitation agreement were not applicable, expenses would have been higher and performance lower.

Annual Total Returns

Best Quarter:	2020, Q2	18.39%
Worst Quarter:	2020, Q1	-25.83%

Average annual total returns (%)
(for periods ended December 31, 2022)

BrandywineGLOBAL-Dynamic US Large Cap Value ETF	1 year	5 years	10 years
Return before taxes	-6.41	8.47	12.25
Return after taxes on distributions	-9.37	5.49	10.43
Return after taxes on distributions and sale of fund shares	-1.98	5.88	9.66

franklintempleton.com	Summary Prospectus	9

BRANDYWINEGLOBAL – DYNAMIC US LARGE CAP VALUE ETF
SUMMARY PROSPECTUS

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-7.54	6.67	10.29
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11	9.42	12.56

The after-tax returns presented in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Sub-Advisor

Brandywine Global Investment Management, LLC (Brandywine Global)

Portfolio Managers

Michael Fleisher Portfolio Manager of Brandywine Global and portfolio manager of the Fund since 2007*.

Henry Otto Managing Director and Portfolio Manager of Brandywine Global and portfolio manager of the Fund since 2007*.

Steven Tonkovich Managing Director and Portfolio Manager of Brandywine Global and portfolio manager of the Fund since 2007*.

* Reflects the commencement of operations of the predecessor private fund.

Purchase and Sale of Fund Shares

The Fund is an ETF. Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to Authorized Participants who have entered into agreements with the Fund’s distributor, Franklin Distributors, LLC (Distributors). The Fund will generally issue or redeem Creation Units in exchange for a basket of securities (and an amount of cash) that the Fund specifies each day.

10	Summary Prospectus	franklintempleton.com

BRANDYWINEGLOBAL – DYNAMIC US LARGE CAP VALUE ETF
SUMMARY PROSPECTUS

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://www.franklintempleton.com/investor/investments-and-solutions/investment-options/etfs/.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the investment manager or other related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

franklintempleton.com	Summary Prospectus	11

Franklin Distributors, LLC One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com BRANDYWINEGLOBAL – DYNAMIC US LARGE CAP VALUE ETF

Investment Company Act file #811-23124 © 2023 Franklin Templeton. All rights reserved. 10% Total Recycled Fiber 00280596	DVAL PSUM 02/23